Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 34,635.85
Total Transaction Valuation	250,802,631.54
Total Offset Amount	635.81
Net Fee	$ 34,000.04